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                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
AgriBioTech, Inc.:

We consent to the use of our report related to the financial statements of Beachley-Hardy Seed Company (A Division of Research Seeds, Inc.) included herein and incorporated by reference into the Registration Statement (No. 333-07123) on Form S-8 filed by AgriBioTech, Inc. under the Securities Act of 1933.


                                       KPMG Peat Marwick LLP


Albuquerque, New Mexico
July 12, 1996

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